TECUMSEH PRODUCT COMPANY INVESTOR UPDATE May 13, 2013

TECUMSEH PRODUCT INVESTOR OVERVIEW Forward Looking Statement  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor provisions created by that Act. In addition, forward-looking statements may be made orally in the future by or on behalf of us. Forward-looking statements can be identified by the use of terms such as “expects,” “should,” “may,” “believes,” “anticipates,” “will,” and other future tense and forward-looking terminology, or by the fact that they appear under the caption “Business Outlook.” Our forward- looking statements generally relate to our future performance, including our anticipated operating results and liquidity sources and requirements, our business strategies and goals, and the effect of laws, rules, regulations, new accounting pronouncements and outstanding litigation, on our business, operating results, and financial condition.  Readers are cautioned that actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, i) current and future global or regional economic conditions, including housing starts, and the condition of credit markets, which may magnify other risk factors; ii) loss of, or substantial decline in sales to, any of our key customers; iii) our history of losses and our ability to maintain adequate liquidity in total and within each foreign operation; iv) our ability to restructure or reduce our costs and increase productivity and quality and develop successful new products in a timely manner; v) actions of competitors in highly competitive markets with intense competition; vi) the ultimate cost of defending and resolving legal and environmental matters, including any liabilities resulting from the regulatory antitrust investigations commenced by the United States Department of Justice Antitrust Division and the Secretariat of Economic Law of the Ministry of Justice of Brazil, both of which could preclude commercialization of products or adversely affect profitability and/or civil litigation related to such investigations; vii) availability and volatility in the cost of materials, particularly commodities, including steel and copper, whose cost can be subject to significant variation; viii) financial market changes, including fluctuations in foreign currency exchange rates and interest rates; ix) default on covenants of financing arrangements and the availability and terms of future financing arrangements; x) reduction or elimination of credit insurance; xi) significant supply interruptions or cost increases; xii) potential political and economic adversities that could adversely affect anticipated sales and production in Brazil; xiii) potential political and economic adversities that could adversely affect anticipated sales and production in India, including potential military conflict with neighboring countries; xiv) local governmental, environmental, trade and energy regulations; xv) increased or unexpected warranty claims; xvi) the extent of any business disruption caused by work stoppages initiated by organized labor unions; xvii) the extent of any business disruption that may result from the restructuring and realignment of our manufacturing operations and personnel or system implementations, the ultimate cost of those initiatives and the amount of savings actually realized; xviii) the success of our ongoing effort to bring costs in line with projected production levels and product mix; xix) weather conditions affecting demand for replacement products; xx) the effect of terrorist activity and armed conflict. These forward-looking statements are made only as of the date of this presentation, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. 2

TECUMSEH PRODUCT INVESTOR OVERVIEW I. Tecumseh Overview 3

I. TECUMSEH OVERVIEW

TECUMSEH PRODUCTS INVESTOR UPDATE

Company Overview

Tecumseh (NASDAQ: TECUA, TECUB) is a global manufacturer of hermetically sealed compressors and condensing units (CDU)

- Primarily offers three hermetic compressor technologies:
  - Reciprocating (145 to 73,000 BTU/hour)
  - Rotary (5,000 to 32,000 BTU/hour)
  - Scroll (7,400 to 44,000 BTU/hour)
- Primary applications include commercial refrigeration (Commercial), household refrigerators and freezers (R&F), and residential and specialty air conditioning and heat pumps (AC)
- Nine manufacturing facilities, four assembly plants and four engineering and technical centers,[(1)] including a recently opened state-of-the-art technical center in Ann Arbor, Michigan
- Approximately 7,700[(2)] employees worldwide
- Founded in 1934 and headquartered in Ann Arbor, Michigan

(1) Includes labs co-located with manufacturing operations in Brazil & India
(2) Direct and Indirect Labor, SG&A & Temporary Employees
(3) Trade sales by end customer location

Diversified Revenue Base

2012 Sales By Application


22%
19%
59%
AC
Commercial
R&F

2012 Sales By Region[(3)]


10.0%
30.0%
14.0%
24.0%
22.0%
S. America
N. America
Europe
Asia
Other

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TECUMSEH PRODUCT INVESTOR OVERVIEW Headquartered in Ann Arbor, MI, Tecumseh operates 9 manufacturing facilities, and 4 CDU assembly facilities globally Sao Carlos, Brazil (small to medium recip., small rotary, foundry, motors) Beretin, Cessieu & LaMure, France (motors, medium to large recip., CDUs) Ballabgarh, India (small R&F recip.) Aylmer, Ontario, Canada (CDU’s) Port Klang, Malaysia (distribution, CDUs) Verona, Mississippi (small to medium recip., small rotary, scroll) CTE JV Song Jiang, China (distribution, CDUs) Monterrey, Mexico (CDU’s) Hyderabad, India (AC recip, medium to large rotary)   World Headquarters Ann Arbor, Michigan, USA Paris, Tennessee (motors) 5 I. TECUMSEH OVERVIEW

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh’s Global Technology Center Grand Opening, May 1, 2012 Prototyping Machine Shop Materials Technology Lab  Newly constructed 35,000 square foot facility opened on May 1, 2012  Forms the backbone of a global engineering network, with a plan to increase focus on R&D and applications development 6 I. TECUMSEH OVERVIEW Tecumseh recently celebrated the grand opening of its Global Technology Center in Ann Arbor, Michigan

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh’s compressor product lines stretch over extended capacity rates for each of the major cooling segments AIR CONDITIONERS HEAT PUMPS REFRIGERATORS FREEZERS etc SMALL FREEZERS WALK-IN FREEZERS etc BOTTLE COOLERS etc AE AH AJ AW AV AG RG/RK/RN AW AV VS AG R & F LBP AC/ HP AE TA TP VS HG HG AE MX TP 60,000 BTU AK VENDING EQUIPMENT AE/TP AH AJ AW VS AG CBP/ MBP/ HBP HG RG/RK/RN AV AZ/TH AK/ TY RG/RK/RN 1,100 BTU 300 W 145 BTU 40 W 23,000 BTU 7000 W 1000 BTU 300 W 365 BTU 100 W 5000 BTU 1500 W 100 200 300 400 500 600 700 800 900 1,000 1,100 >1,100 45,000 BTU 13000 W AK/ TY BTUs 7 TH I. TECUMSEH OVERVIEW

TECUMSEH PRODUCT INVESTOR OVERVIEW Basic Units 365 BTU 100 W 200 400 600 800 1000 20k 40k 60k 80k 100k 120k 140k 160k BTUs DISPLAY CASES ICE MACHINES etc 146,000 BTU 43,000 W AE/TP AH AJ AW AG HG AV AZ / TA AK / TY Specific Units Outdoor Units WALK-IN FREEZERS etc SPECIALTY APPLICATIONS etc 146,000 BTU 43,000 W 6,000 BTU 1,800 W ODU ODU ODU 146,000 BTU 43,000 W 6,000 BTU 1,800 W FH AG HG AJ AE TA Tecumseh Condensing Unit Product Capabilities 8 I. TECUMSEH OVERVIEW

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh has long lasting customer relationships with a diverse array of leading appliance OEMs, commercial and AC OEMs, and distributors, globally 9 Electrolux 7.2% Whirlpool 6.6% Zamil 2.4% Awalgulf 2.2% United 1.8% Esmaltec 1.7% Johnstone 1.5% Other 76.6% Key Customers Commercial R&F AC 2012 Sales by Customer I. TECUMSEH OVERVIEW No customer greater than 7.2%

TECUMSEH PRODUCT INVESTOR OVERVIEW Commercial strength: the top 10 manufacturers control approximately 82% of the commercial refrigeration market; Tecumseh is the second largest Embraco 20.4% Tecumseh 14.7% Donper 8.1% Toshiba Carrier / Midea 8.1% LG 7.5% ACC 5.8% Jiaxipera 5.6% Qing'an 4.1% Wanbao 4.1% Huayi 3.5% Other 18.1% Estimated Global Commercial Compressor Share Commercial Compressors The global commercial segment is more fragmented than the R&F and AC markets –No large captive manufacturers –Only two players with greater than 10% share End user manufacturing remains in regions where end products are sold Strong product lines customized to specific applications and operations in key commercial markets give Tecumseh an advantage Further, the commercial segments affinity for reciprocating compressors positions Tecumseh for growth for years to come Source: 2011 Freedonia Global Compressor, Country import / export data, JARN, Tecumseh Analysis. Note, Freedonia report is only updated every two years. 10 I. TECUMSEH OVERVIEW

TECUMSEH PRODUCT INVESTOR OVERVIEW Essential to our success is our distribution network, which extends across the globe 11 Selected Authorized Distributor Areas of Concentration Tecumseh Global Distribution Network I. TECUMSEH OVERVIEW

I. TECUMSEH OVERVIEW

TECUMSEH PRODUCT INVESTOR OVERVIEW

Since his appointment as President and CEO in 2011, Jim Connor has assembled an experienced and highly qualified team of professionals to grow the business.



Jim Connor
President and CEO

- CEO since July 2011; joined in January 2010
- 35+ years of experience in manufacturing and finance
- BBK, Ltd., Newcor, Inc., Rockwell Medical Technologies, Inc., Glacier Vandervell, Inc., T&N Industries, Price Waterhouse Coopers
- Certified Public Accountant in Michigan



Marcus Hudson
VP, Global Strategy and Procurement

- Joined in July 2010
- 20+ years of experience in manufacturing and finance
- BBK, Ltd., Ford Motor Company, Booz-Allen Hamilton
- Certified Public Accountant in Michigan
- Certified Turnaround Professional



Janice Stipp
Executive VP, CFO & Treasurer

- Joined in October 2011
- 25+ years of experience in manufacturing and finance
- General Motors, Delphi and other automotive suppliers, including Acument Global Technologies Corporation and Revstone Industries, LLC
- Certified Public Accountant in Michigan



Roger Jackson
VP, Human Resources

- Joined in September 2010
- 35+ years of experience in manufacturing
- Lear Corporation, Rockwell International
- Other senior human resources positions



Bill Merritt
VP, Global Sales

- Joined in December 2011
- 25+ years of experience in the Heating, Air Conditioning and Refrigeration business
- Previously at Tecumseh from 1990 – 2009
- Tecumseh Brazil / USA, Allied Signal / Prestolite Motor



Darlene Knight
VP, Global Manufacturing and Quality

- Joined in January 2012
- 25+ years of experience in manufacturing
- Edscha North America, General Motors
- Other senior operational positions

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TECUMSEH PRODUCT INVESTOR OVERVIEW II. RECENT PERFORMANCE 13

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh’s EBITDAR improved nearly $31 million between 2011 and 2012 as compressor volume improved 13% 14 ($29.5) $24.3 ($15.0) $15.7 ($40.00) ($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 2009 2010 2011 2012 TECUMSEH ANNUAL EBITDAR 2009 – 2012 Mi lli o n s of D o llar s 10,835 12,544 10,103 11,431 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2009 2010 2011 2012 TECUMSEH ANNUAL VOLUME 2009 – 2012 T h o u sa n d s o f U n it s +13% +$30.7 MM II. RECENT PERFORMANCE (1) EBITDAR from continuing operations are not measures of performance calculated in accordance with US GAAP. A reconciliation to the 2012 earnings reported in our public filings can be found in the appendix to this document (2) 1st quarter 2013 volume decreased 2% year over year. Note, this may not be indicative of full year volume. (2) (1)

TECUMSEH PRODUCT INVESTOR OVERVIEW Contributing to our performance improvement was a decline in copper prices and a strengthening dollar… 15 $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 Ja n -1 1 A p r- 11 Ju l- 11 O ct-1 1 Ja n -1 2 A p r- 12 Ju l- 12 O ct-1 2 Ja n -1 3 A p r- 13 COPPER PRICES 2011 – Q1. 2013 2012 Avg. ~ $7,955 2011 Avg. ~ $8,828 0.70 0.80 0.90 1.00 1.10 1.20 1.30 Ja n -1 1 A p r- 11 Ju l- 11 O ct-1 1 Ja n -1 2 A p r- 12 Ju l- 12 O ct-1 2 Ja n -1 3 A p r- 13 REAL / RUPEE INDEX VALUE 2011 – Q1. 2013 Rupee Real P R ICE P E R ME T RIC TO N IND E X V A L U E ( 20 11 B A S E ) II. RECENT PERFORMANCE Source: BaseMetals.Com, Tecumseh Analysis

TECUMSEH PRODUCT INVESTOR OVERVIEW …softening global steel prices… 16 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Ja n -1 1 F eb -1 1 M ar -1 1 A p r- 11 M ay-1 1 Ju n -1 1 Ju l- 11 A u g- 11 S ep-1 1 O ct-1 1 N o v-1 1 D ec-1 1 Ja n -1 2 F eb -1 2 M ar -1 2 A p r- 12 M ay-1 2 Ju n -1 2 Ju l- 12 A u g- 12 S ep- 12 O ct-1 2 N o v-1 2 D ec-1 2 Ja n -1 3 F eb -1 3 M ar -1 3 Pr ic e per Sh o rt T o n Select Regional Steel Prices (2011 – Q1. 2013) China Export FOB Shanghai South Europe CRC Domestic ex-Works N.America domestic Ex-mill US Midwest Source: Steel Business Briefing II. RECENT PERFORMANCE

TECUMSEH PRODUCT INVESTOR OVERVIEW …reductions in headcount redundancies… 17 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2011 2012 Corporate NACG Brazil Europe India Year End Headcount Tecumseh Direct Employee Headcount in Major Regions 6,370 5,754 N U M B E R OF E M P L OY E E S (10)% II. RECENT PERFORMANCE (1) (1) Direct Employees

TECUMSEH PRODUCT INVESTOR OVERVIEW …and driving down costs by substituting aluminum for copper where appropriate 18 18% 23% 28% 33% 38% 43% Ja n -1 1 A p r- 11 Ju l- 11 O ct-1 1 Ja n -1 2 A p r- 12 Ju l- 12 O ct-1 2 Ja n -1 3 A p r- 13 Ju l- 13 O ct-1 3 % Alumin u m Us ag e Tecumseh Aluminum Usage Initial release of new “midi” & “mini” products Most models released; acceleration of customer conversion II. RECENT PERFORMANCE 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 0 2,000 4,000 6,000 8,000 10,000 12,000 Ja n -1 1 A p r- 11 Ju l- 11 O ct-1 1 Ja n -1 2 A p r- 12 Ju l- 12 O ct-1 2 Ja n -1 3 A p r- 13 L M E Pr ic e / M et ric To n C o p p er / R atio n Historical Copper / Aluminum Prices Copper Prices Aluminum Prices Copper / Aluminum Ratio (1) Figures post April 2013 are based on forecasted sales, mix, and per product aluminum usage (1)

TECUMSEH PRODUCT INVESTOR OVERVIEW 2012 was accentuated by an acceleration of the production of our mini and midi compressors  Tecumseh is re-engineering its product offering beginning with flagship reciprocating compressors  Commercial sales started to several customers in the fourth quarter of 2011 and accelerated during 2012  Our new products provide customers with a number of benefits, including greater efficiency, higher quality, improved sound and performance as well as flexible refrigerants  New products have lower manufacturing costs with enhanced design and the use of lower cost materials, such as aluminum motor windings  The products have improved Tecumseh’s competitiveness and enhanced top-line growth and profitability 19 AE2 Compressor “Midi” TA Compressor “Mini” II. RECENT PERFORMANCE

TECUMSEH PRODUCT INVESTOR OVERVIEW Our strong performance has carried over to the first quarter of 2013 20 II. RECENT PERFORMANCE $4.9 $7.3 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q1 2012 Q1 2013 Tecumseh Quarter to Quarter EBITDAR MIL L IONS O F DO L L A R 1st Quarter Performance Drivers $5.8 million favorable change in currency and commodity prices $0.9 million favorable change due to price increases $0.6 million of favorable volume / mix $0.6 million favorable changes in other expenses Above favorable impacts were partially offset by: –$1.4 million in unfavorable manufacturing and other material costs –$2.5 million in unfavorable SG&A –$1.6 in lower tax incentives and other

TECUMSEH PRODUCT INVESTOR OVERVIEW III. Tecumseh Moving Forward 21

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh is well positioned to take advantage of growth in key areas around the globe; especially in the key North American and European commercial markets III. TECUMSEH MOVING FORWARD Sao Carlos, Brazil ~ Only major rotary manufacturer in Western Hemisphere Beretin, Cessieu & LaMure, France (medium to large comm’l recip., CDUs) Ballabgarh, India (small R&F recip., introducing comm’l compressor assembly) Aylmer, Ontario, Canada (Assembly of CDUs) Port Klang, Malaysia (distribution, CDUs) Verona, Mississippi focused on commercial compressors & CDUs CTE JV Song Jiang, China (distribution, CDUs) Monterrey, Mexico (Assembly of CDUs) Hyderabad, India (AC recip, medium to large rotary)   World Headquarters Ann Arbor, Michigan, USA $1.5 billion comm’l market, 5.1% annual growth 22 3% AC Growth through 2021; favorable trade policies $1.2 billion comm’l market, 2.3% annual growth $1.2 - $1.5 billion market; 5.4% annual growth through 2021 Market Opportunity Key Location Source: 2011 Freedonia Global Compressor, Country import / export data, JARN, Tecumseh Analysis

TECUMSEH PRODUCT INVESTOR OVERVIEW  Expansive product portfolio  Serviced all markets  Low value add products  Excess capacity  High fixed cost base  Marginal technology  Constrained Liquidity Management has started implementing a comprehensive performance improvement plan with a goal to achieving growth and profitability Old Tecumseh Improvement Actions New Tecumseh Objectives  Focused product portfolio with more value add products  Focused market approach  Meaningfully lower fixed costs  Improved profitability  Advanced technology  Enhanced liquidity profile  Streamline product portfolio  Strategically position in desired markets  Rationalize manufacturing footprint  Improve quality performance  Invest in R&D and engineering  Monetize non-core assets 23 III. TECUMSEH MOVING FORWARD

TECUMSEH PRODUCT INVESTOR OVERVIEW Our plan is self funded; central to its achievement is improving short-term liquidity which will be done through several actions 24 Initiative Action Plans Asset Monetization • Identify and liquidate global non-core assets; several currently under consideration including vacant India land and Brazilian Foundry • Leverage current tax structure to repatriate funds back to the United States Product Cost / Benefit Enhancements • Increased usage of aluminum windings in core products • Material decontenting of older platforms • Stretching energy output of product line Working Capital Improvements • Continued path toward “build where we sell” / local sourcing • Implementation of inventory reduction projects Operational Improvements • Implementation of lean manufacturing (Tecumseh Optimized Production System); i.e., reduction of waste and streamlining of manufacturing processes • Reduction of corporate SG&A III. TECUMSEH MOVING FORWARD

TECUMSEH PRODUCT INVESTOR OVERVIEW Tecumseh will no longer focus solely on a low cost country strategy; a key cornerstone of our plan is building where we sell  Several years ago we instituted a low cost country strategy aimed at leveraging differences in wages throughout the supply chain of India and Brazil  However, this strategy has become risky – Exchange rate volatility – Increasing wages in certain low cost countries – Substantial differences in local prices on key commodities; particularly steel, offsets labor benefit – Elongation of supply chain / permanent working capital investment  Accordingly, Tecumseh has moved toward a “glocalization” strategy; i.e., build where we sell and leverage low cost sourcing where appropriate – Simplifies supply chain / allows return of working capital – Allows faster response to customers – Decreases operating risk  A key tenet of this strategy is that each Tecumseh region must stand on its own; parts or compressors will be sourced from sister organization on the basis of true economic value  This has led to several significant implication on the way we operate – We have discontinued using TdB and India as a source of numerous parts – We have discontinued using low cost Tecumseh sites as the sole source of components / full compressors 25 III. TECUMSEH MOVING FORWARD

III. TECUMSEH MOVING FORWARD
TECUMSEH PRODUCT INVESTOR OVERVIEW

Improving margins requires moving downstream into more value added, customized products and leveraging the aftermarket

Cooling Products Relative Price & Margins


Price & Margin
Higher

	R&F Compressor	AC Compressor	Comm'l Compressor	CDU	CRF
BTU Range	>1,100	1,100 – 20,000	1,100 – 60,000	1,100 – 120,000	
Required Customization	1 • Limited customization - similar compressors used on multiple application • Economies of scale drive market profitability		3 • Customization within specific operating ranges	4 • Significant customization required for low scale applications to maximize efficiency • Multiple compressors can be combined in single application	
Aftermarket Potential	1 • Limited; typically more cost effective to replace entire unit than compressor	2 • Aftermarket sales typically limited to ODU type applications; e.g., central air / split systems	3 • Broad aftermarket; replacement of compressor more effective than replacement of entire unit	4 • Significant aftermarket opportunity • Inclusion of evaporator provides potential for slide-in cartridges	

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TECUMSEH PRODUCT INVESTOR OVERVIEW Accordingly, product wise, we will follow the market and increase our focus on more value-added products Source: Internal Reports 27 -$100 $0 $100 $200 $300 $400 $500 $600 $700 $800 -10% 0% 10% 20% 30% 40% 50% Tecumseh Price Margin Map Unit Relative Margin $700 1,1 0 1,2 0 $1,300 MARKET A & B PRODUCTS MARKET C PRODUCTS Higher Margin Hig h er Pr icin g U n it Pr ic e MORE VALUE ADDED INCREASED FOCUS III. TECUMSEH MOVING FORWARD

Tecumseh
III. TECUMSEH MOVING FORWARD
TECUMSEH PRODUCT INVESTOR OVERVIEW

This will lead to a rationalization or partnering for a substantial portion of our product portfolio while growing our business in higher margin platforms

Historical → Improved Offering and Development Vision

Historical

Group	Products
Reciprocating	AZ, TH, TS, AE, TW, TP, AK, TY, AJ, AW, AH, AV, AG
Rotary	RG / HG, RK / HK
Other	MX, Cond. Units

Improved Offering and Development Vision

Action	Product	Application
CONSOLDIATE	New TA	R&F
	TP	Com'l
	New AE	Com'l
	AJ	Com'l
	Multicylinder	Com'l, AC
	AG	Com'l
PARTNER	RG / HG	AC
	RK / HK	AC, Com'l
	RN	AC
	VS (Scroll)	Com'l
EXPAND	MX (Var. Speed)	Com'l
	Cond. Units	Com'l

Action	Goals
CONSOLDIATE	Cost savings; Family rationalization (eliminate redundancy from decentralized operating model); Performance improvement (sound, efficiency, energy output)
PARTNER (RG / HG, RK / HK, RN)	New families; Maintain offering (refrigerants, cooling capacity)
PARTNER (VS (Scroll))	Build out full range offering
EXPAND (MX (Var. Speed))	Expand Masterflux ® offering
EXPAND (Cond. Units)	Expand Silensys ® and Celseon ®

28

Tecumseh
III. TECUMSEH MOVING FORWARD
TECUMSEH PRODUCT INVESTOR OVERVIEW

Tecumseh's higher margin product strategy is being led by aggressive marketing of our Masterflux® brand…

MASTERFLUX PRODUCT LINEUP

SIERRA



ALPINE



CASCADE



MOHAVE



WHAT IS MASTERFLUX?

Masterflux are a series of compressors fitted with electronic controllers which allow varying of speeds; some have direct current BLDC motor

- Increases efficiency versus traditional compressors
- Provides Tecumseh an entry into the higher margin variable speed market
- Eliminates need for an inverter

Varying speeds allow for the Masterflux compressors to be used in a wide array of applications where efficiency is key

- Truck cab cooling
- Battery coolers
- Electronics
- Medical / Scientific

The value of the Masterflux compressor lies in Tecumseh's proprietary controller technology

KEY CUSTOMERS / OPPORTUNITIES

- **Heavy Duty Trucks: Masterflux's ability to run off of battery power and our relationship with major cab manufacturers makes Masterflux a natural fit in the heavy duty truck market**

Bergstrom
Climate Control Systems

- **Electric Cars: EV use of battery power makes Masterflux an ideal candidate for standardization in this high potential market segment**



Mahindra REVA

29

TECUMSEH PRODUCT INVESTOR OVERVIEW …and with our entry into new, higher margin applications and technologies; e.g., semi-hermetic compressors and spool technology 30 III. TECUMSEH MOVING FORWARD  In early 2012, Tecumseh entered into an agreement with Frascold of Italy to source semi-hermetic compressors – Aimed at expanding condensing unit offering – Gives Tecumseh a higher horsepower alternative The entry into semi-hermetics will allow Tecumseh to develop higher margin CDU applications; e.g., Cold Rooms Tecumseh has already begun marketing semi-hermetic CDUs throughout Europe and is considering expanding distribution into China 2012 also saw Tecumseh solidify our relationship with Torad for the co-development of a commercially viable spool compressor – Simplified design provides potentially lower costs and higher efficiencies versus today’s reciprocating, rotary, and scroll market offerings – Product potentially scalable over a wide range of product applications –More tolerant to contaminants versus traditional rotary and scroll compressors Though still in the early development stage, test of an initial prototype appeared promising

TECUMSEH PRODUCT INVESTOR OVERVIEW Our efforts with condensing units is already being rewarded – we are seeing substantial growth in the CDU segment 31 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 2011 2012 Europe NACG Brazil India Tecumseh Annual CDU Sales Tecumseh Condensing Unit Business Global condensing unit sales increased 14% between 2011 and 2012  In 2012, we launched a new CDU business in Brazil leading to a 123% increase in sales in that region Tecumseh has also launched a CDU business in the fast growing Indian CDU market… …and are redoubling our efforts in the Mexican market Going forward, condensing units will continue to be a focus of the business 271K 309K UNIT SAL E S 14% III. TECUMSEH MOVING FORWARD

TECUMSEH PRODUCT INVESTOR OVERVIEW 32 1.8% 8%-10% Material Cost Savings Volume / Mix Structural Cost Reductions / Operating Efficiencies Business Repositioning 2012 Actual Results Post Implementation of Strategic Plan III. TECUMSEH MOVING FORWARD Pro Forma 2015 EBITDAR Margin Post implementation of the strategic plan, management is targeting an EBITDAR margin in the range of 8% – 10% by 2015

TECUMSEH PRODUCT INVESTOR OVERVIEW APPENDIX: Net Income to EBITDA Reconciliation 33

TECUMSEH PRODUCT INVESTOR OVERVIEW 2012 and 2011 net income to EBITDAR reconciliation 34 Full Year Ended December 31, 2012 2011 Net income (loss) $ 22.6 $ (73.2) (Income) loss from discontinued operations, net of tax 0.5 1.9 Tax benefit (10.2) (0.9) Interest expense 10.2 10.5 Interest income (3.2) (2.3) Operating income (loss) 19.9 (64.0) Depreciation and amortization 36.4 40.5 EBITDA FROM CONTINUING OPERATIONS $ 56.3 $ (23.5) Impairments, restructuring charges, and other items (40.6) 8.5 EBITDAR FROM CONTINUING OPERATIONS $ 15.7 $ (15.0)

TECUMSEH PRODUCT INVESTOR OVERVIEW 2013 and 2012 1st quarter net income to EBITDAR reconciliation 35 First Three Months Ended March 31, 2013 2012 Net loss (8.4)$ (7.1)$ Loss from discontinued operations, net of tax 0.9 0.7 Tax expense (benefit) 0.1 (1.3) Interest expense 2.3 2.6 Interest inc me (0.3) (0.8) Operating loss (5.4) (5.9) Depreciation and amortization 9.3 9.6 EBITDA FROM CONTINUING OPERATIONS 3.9$ 3.7$ Impairment, restructuring charges and other items 3.4 1.2 EBITDAR FROM CONTINUING OPERATIONS 7.3$ 4.9$